APN: 021-467-22

Prepared by, Recorded at the Request of
and After Recording Return To:
Eileen F Lantrip
Symetra Life Insurance Company
Mortgage Loan Department
PO Box 84066
Seattle, WA 98124-8466

Affirmation Statement: I the undersigned hereby affirm that the attached document, including any exhibits, hereby submitted for recording does not contain the personal information of any person or persons. (Per NRS 239B.030)

DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "**Deed of Trust**" or "**Security Instrument**") is made as of December 21, 2021, by TBD, LLC, a TESSCO RENO HOLDING, LLC, a Nevada limited liability company ("**Borrower**"), whose address is 4775 Aircenter Circle, Reno, NV 89502, to FIRST AMERICAN TITLE INSURANCE COMPANY, a Nebraska corporation ("**Trustee**"), whose address is 8311 W. Sunset Road, Suite 100, Las Vegas, NV 89113 for the benefit of SYMETRA LIFE INSURANCE COMPANY, an Iowa corporation ("**Lender**"), whose mailing address is Mortgage Loan Department, PO Box 84066, Seattle, WA 98124-8466.

1. <u>**Granting Clause**</u>: Borrower irrevocably grants, bargains, sells, warrants and transfers to Trustee in trust in fee simple, WITH POWER OF SALE, for the purpose of securing the obligations described herein, all now existing or hereafter acquired right, title and interest of Borrower in, to, under and derived from the following (all of the following property described in this Section is called the "**Property**"):

SEE ATTACHED *<u>EXHIBIT "A"</u>* WHICH IS INCORPORATED HEREIN BY THIS REFERENCE FOR A FULL LEGAL DESCRIPTION OF THE PROPERTY (the "**Land**")

together with all now existing or hereafter acquired right, title and interest of Borrower in, to, under all buildings, structures, fixtures, additions, extensions and other improvements now or hereafter erected or placed thereon, and all water, water rights and stock, rights of way, easements, rents, issues, profits, income, tenements, hereditaments, privileges, and appurtenances thereunto belonging now or hereafter used or enjoyed with the Land, or any part thereof, and the reversion and reversions, remainder and remainders thereof, and all other estate, property and rights hereinafter described, including without limitation, (a) all land lying within the bed and/or the right of way of any streets, ways, alleys, water courses and roads adjoining the Land, and all access rights and easements pertaining to the Land; (b) all the lands, privileges, water, water rights and stock, air rights, development rights, zoning rights and similar rights, oil and gas rights, royalties, minerals and mineral rights belonging or in any way pertaining to the Land; (c) all fixtures, materials, machinery, fittings and other property now or hereafter attached to or used in the operation of the Land, which shall be deemed part of the real property encumbered hereby and not severable wholly or in part without material injury to the property (including, but not limited to, heating and incinerating apparatus and equipment, boilers, generating equipment, piping and plumbing fixtures, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, carpeting, elevators, escalators, partitions, window shades, blinds, screens, furnishings of public spaces, halls and lobbies, and shrubbery and plants; (d) all existing and future leases, subleases, concessions, licenses, franchises, occupancy agreements or other agreements, written or oral, relating to any use or occupancy of the Property, together with any guaranties of such leases, any security deposits and letters of credit securing performance of such leases, and other security for such leases (all such rights and interests being referred to herein as the "**Leases**"); (e) all income, profits and revenue from any business conducted on the Property, and all income, proceeds, royalties, rents, issues, revenues and profits from the Leases, including all prepaid rent thereunder, all proceeds derived from the termination or rejection of any Lease in a bankruptcy or other insolvency proceeding, all proceeds from any rights and claims of any kind which

Borrower may have against any tenant under the Leases or any occupants of the property, and proceeds payable under any policy of insurance covering loss of rents (all of the above are hereafter collectively referred to as the "**Rents**"); the term "Rents" shall include minimum rents, additional rents, percentage rents, common area maintenance charges, lease termination payments, purchase option payments, all proceeds payable as a result of a tenant's exercise of an option to purchase the Property, payments in settlement of litigation or under any Lease or in settlement of any dispute regarding rent payments and all payments in lieu of rents including without limitation liquidated damages or other compensation for a tenant's default; (f) any and all rights of Borrower in any and all accounts, rights to payment, contract rights, chattel paper, documents, instruments, licenses, contracts, agreements and general intangibles relating to any of the Property; (g) goods, appliances, equipment, inventory, furniture, furnishings, building materials and supplies and other properties of whatsoever nature, now or hereafter located in or used or procured for use in connection with the Property; (h) contracts, agreements, permits, plans, specifications, drawings, surveys, engineering reports and other work products relating to the design, construction, supply or installation of the existing or any future improvements or fixtures on the Property, any and all rights of Borrower in, to or under any architect's contracts, engineer's contracts or construction contracts relating to the design or construction of the existing or any future improvements on the Property, and any performance and/or payment bonds issued in connection therewith; (i) all trademarks, trade names, copyrights, computer software and other intellectual property used by Borrower in connection with the Property; (j) all proceeds derived from the sale, conveyance or transfer of the Property or any part thereof, including any deposit received by Borrower in the nature of an option payment or earnest money deposit with respect to any prospective transfer of the Property and all proceeds payable as a result of a tenant's exercise of an option to purchase the Real Property, (k) all compensation, awards, damages, causes of action and proceeds (including condemnation and insurance proceeds and any interest on the foregoing) arising out of or relating to a taking or damaging of the Property by reason of any public or private improvement, condemnation proceeding, fire, earthquake or other casualty, injury or decrease in the value of the Property, and any claims, causes of action and rights arising from damage to the Property, including without limitation, claims for construction defects, and any refund due on account of payment of real estate taxes, assessments or other charges; (l) all rights now or hereafter held by Borrower as a declarant under any condominium declaration or any declaration of covenants, conditions and restrictions affecting the Property; (m) all contracts and agreements pertaining to or affecting the Property including management and operating agreements and any and all reserve agreements, including without limitation reserves for debt service, taxes, insurance or lease termination fees; and (n) all additions, accessions, replacements, products, substitutions, and proceeds of any of the foregoing.

2. <u>Security Agreement</u>. Borrower grants to Lender a security interest in that portion of the Property which is not real property to secure payment and performance of all of the Secured Obligations (defined below). This Security Instrument shall constitute a Security Agreement as that term is used in the Nevada Uniform Commercial Code ("**UCC**") or other law applicable to the creation of liens or security interests in personal property with respect to any of the Property that is not real property but is described herein, or in any way connected with the use and enjoyment of the Property, and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as specified in the UCC or at law. Borrower authorizes Lender to file one or more financing statements under the UCC with Borrower as Debtor and Lender as Secured Party (with their addresses as set forth in the preamble of this Security Instrument) to perfect or give public notice of the security interest granted herein. Borrower and Lender agree that the filing of a financing statement in the records normally having to do with personal property shall not be construed as in any way derogating from or impairing the lien of this Security Instrument

3. <u>Obligations Secured</u>. This Security Instrument is given for the purpose of securing the following obligations (the "**Secured Obligations**"):

(a) the payment of the indebtedness (the "**Loan**") evidenced by a Real Estate Note of even date hereof in the principal amount of $6,750,000.00 made by Borrower (the "**Note**"), payable to the order of Lender at the times, in the manner and with interest as therein set forth, and any extensions, renewals, modifications, restatements or substitutions of the Note,

(b) the performance of each agreement of Borrower herein or in the other Loan Documents (with the exception of any third-party guaranty);

(c) the payment of all sums expended or advanced by Lender under or pursuant to the terms hereof, together with interest as herein provided including without limitation any and all sums advanced by Lender in order to preserve the Property or preserve its security interest in the Property in accordance with the terms of the Loan Documents; and

(d) the payment of such additional loans or advances as hereafter may be made to Borrower, or its successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Security Instrument.

Funds disbursed that, in the reasonable exercise of Lender's judgment, are needed to complete improvements to the Property or to protect Lender's security are to be deemed obligatory advances hereunder and will be added to the total indebtedness evidenced by the Note and secured by this Deed of Trust and this indebtedness shall be increased accordingly.

As used in this Security Instrument, the "**Loan Documents**" shall mean the Note, this Security Instrument, and the other documents and instruments evidencing or securing the Loan.

4. Performance of Obligations. Borrower shall timely pay all sums when due pursuant to the Note and the Loan Documents without deduction or credit for taxes, insurance and other charges paid by Borrower, and strictly comply with all the terms and conditions of the Loan Documents. Where not inconsistent with the other provisions of this instrument, the following covenants, specifically Nos. 1; 2 (full replacement value); 3; 4 (past due rate, as defined in the Note); 5; 6; 7 (a reasonable percentage); and 8 of NRS 107.030 are hereby adopted and made a part of this Deed of Trust.

5. Warranties

5.1 Warranty of Title. Borrower represents and warrants to and covenants with Lender that (a) Borrower has good and marketable title to an indefeasible fee simple estate in the Land and the improvements thereon, and unencumbered title to the Rents and Leases, (b) the Property is free and clear of any liens, encumbrances, easements, assessments, security interests, claims or defects of any kind, nature or description except those recorded easements, declarations, restrictions, reservations and covenants, if any, that are set forth in the schedule of exceptions to coverage approved by Lender in the title insurance policy insuring Lender's interest in the Property, and real property taxes for the current year, a lien not yet payable (the "**Permitted Exceptions**"), (c) neither the real property taxes nor any Permitted Exceptions are delinquent or in default, (d) Borrower has the right to convey the Property to Trustee for the benefit of Lender, and the right to grant a security interest in the personal property security. Borrower will warrant and defend title to the Property and will defend the validity and priority of the lien of this Security Instrument and the security interest granted herein against any claims or demands, except for the Permitted Exceptions.

5.2 Warranties Regarding Leases. Borrower represents and warrants to and covenants with Lender that (a) Borrower has performed all of the material covenants of Borrower as landlord under the Leases; (b) all of the Leases identified by Borrower in any certified rent roll provided by Borrower to Lender identifying Leases in place as of the date hereof (the "**Current Leases**") are to the best of Borrower's knowledge valid and enforceable according to their terms in all material respects, are in full force and effect and are unmodified except as disclosed in writing to Lender; (c) Borrower has the right to assign its rights under the Rents and Leases to Lender as security for the Secured Obligations; (d) the tenants under the Current Leases are in possession of the premises leased under their respective leases and except as disclosed in writing by Borrower to Lender are paying rent as provided therein; (e) Borrower has made no prior assignment of the Rents or Leases except as security for indebtedness that has been fully repaid as of the date hereof, and (f) Borrower has not collected any of the Rents due and owing under the Leases more than one month in advance of their due date.

6. Prohibited Liens. Borrower shall not permit any governmental or statutory liens (including tax and mechanic's and materialmen's liens) to be filed against the Property except for real property taxes and assessments not yet due and liens expressly permitted by the Loan Documents. Borrower shall neither create nor permit any lien, charge or encumbrance upon the Rents, the proceeds thereof, or its interest as lessor under the Leases except pursuant to this instrument. Borrower shall have the right to contest any mechanic's and materialmen's liens on the Property in good faith by appropriate proceedings so long as (a) no Event of Default (as defined hereinafter) has occurred and is continuing; (b) Borrower posts any bond or other security as and when required as a condition of pursuing such contest; (c) Borrower commences such contest prior to such lien becoming delinquent, and continuously pursues same in good faith with due diligence; (d) such bond stays the foreclosure and enforcement of such lien; and (e) Borrower pays any lien within ten (10) days following the resolution of such contest. If Lender is named as a party in any suit to foreclose a lien described herein then Borrower shall pay all costs and fees incurred by Lender in defending such suit.

7. Payment of Fees, Taxes and Other Liens and Assessments; Contest. Borrower shall pay all filing, registration and recording fees, stamp and documentation taxes, and other fees, taxes, duties, imposts, and other charges incident to, arising from, or in connection with the making, disbursement and administration of the Loan and the preparation, execution, delivery or recording of any Loan Document. Borrower shall also pay or cause its tenants to pay the real property taxes and any assessments with respect to the Property prior to delinquency unless otherwise expressly agreed to in writing by Lender. After timely notice to Lender, Borrower shall have the right to contest any real property tax or special assessment on the Property by appropriate proceedings diligently pursued so long as (a) no Event of Default has occurred; (b) Borrower makes any payment or deposit or posts any bond as and when required as a condition of pursuing such contest; (c) Borrower commences such contest prior to such tax or assessment becoming

delinquent, and continuously pursues same in good faith with due diligence; (d) such contest or any bond furnished by Borrower stays the foreclosure and enforcement of any lien securing the payment of any such tax or assessment; and (e) Borrower pays any tax or assessment within ten (10) days following the resolution of such contest. All other encumbrances, charges, fees, and liens affecting the Property, including mortgages and deeds of trust, whether prior to or subordinate to the lien of this Security Instrument, shall be paid when due and shall not be in default beyond any applicable notice and cure period. On request, Borrower shall furnish to Lender receipts or other evidence of payment of these items satisfactory to Lender.

8. **Maintenance; No Waste**. Borrower shall protect and preserve the Property and maintain it in good condition and repair, ordinary wear and tear from proper use alone excepted. Borrower shall not commit or permit any waste of the Property, or suffer or permit any condition to exist which will (i) increase the risk of fire or other hazard to the Property, or (ii) invalidate or allow cancellation of any insurance policy covering the Property. Borrower shall perform all of Borrower's material obligations under any declarations, covenants, bylaws, rules or other documents governing the use, ownership or occupancy of the Property.

9. **Alterations, Removal and Demolition**. Borrower shall not, nor permit tenants or others to, demolish any building on the Property or alter any foundations or exterior walls of such buildings without Lender's prior written consent. Borrower shall not remove any fixture or other item or property which is part of the Property and the removal of which would materially adversely affect the value of the Property, without Lender's prior written consent unless the fixture or item of property is immediately replaced by an article of equal value and utility owned by Borrower free and clear of any lien or security interest, unless such item is no longer reasonably necessary for the efficient use and operation of the Property as currently used..

10. **Completion, Repair and Restoration**. Borrower shall, at its sole cost, promptly complete or repair and restore in good workmanlike manner, lien-free and in compliance with all applicable laws and permits, any building or improvement on the Property which may be constructed or damaged or destroyed. Notwithstanding the foregoing, if the damage or destruction is the result of an insured casualty, if no Event of Default has occurred and is continuing, and if Lender has exercised any option it may have under Section 20 hereof to apply for a purpose other than rebuilding any portion of the insurance proceeds paid by reason of the casualty, then Borrower's obligation to repair or rebuild shall be limited to such repair and rebuilding as may reasonably be accomplished with such insurance proceeds as are made available to Borrower plus the deductible amounts on the applicable insurance policies.

11. **Compliance with Laws**. The Land is zoned for Borrower's proposed use, and is in present compliance with all zoning and subdivision laws, regulations, codes, rules, and ordinances applicable thereto. Borrower shall assure that at all times the Land constitutes one or more legal lots capable of being conveyed without violation of any subdivision laws, ordinances, regulations, codes, rules, or other applicable laws relating to the division or separation of real property. Borrower shall comply with all laws, ordinances, codes, rules, regulations, covenants, conditions, declarations, and restrictions affecting the Property and shall not commit or permit any act upon or concerning the Property in violation of any such laws, ordinances, regulations, covenants, declarations, and restrictions. Without limiting the generality of the foregoing, Borrower represents and covenants that to Borrower's actual knowledge, the Property is in present compliance with, and at all times shall fully comply with, as applicable, the Americans With Disabilities Act of 1990 (42 USC 12101, et seq.), as amended from time to time, and the rules and regulations adopted pursuant thereto. At no time shall Borrower permit any part of the Property to be used or occupied for purposes of a business that may not lawfully operate under applicable local, state or federal law.

12. **Impairment of Property; No Condominium**. Borrower shall not, without Lender's prior written consent, change the general nature of the use of the Property, initiate, acquire or permit any change in any public or private restrictions (including a zoning reclassification) limiting the uses which may be made of the Property, or take or permit any action which would impair the value of the Property or Lender's lien or security interest in the Property. In addition, Borrower will not subject the Property or any portion thereof to a condominium regime or structure without the written consent of Lender, which consent may be granted or denied in Lender's sole discretion and, if granted, may be subject to such requirements as Lender may impose including but not limited to Borrower providing Lender with such title insurance endorsements and other documents as Lender may require.

13. **Inspection of Property**. Lender or its authorized representative shall have the right to inspect the Property and its condition and use at all reasonable times after reasonable notice to Borrower, subject to the rights of tenants of the Property.

14. **Borrower's Defense of Property**. Borrower shall appear in and defend (with counsel reasonably satisfactory to Lender) any action or proceeding which may affect the Property or the rights or powers of Lender or Trustee.

15. **Lender's Right to Protect Property**. Lender may (but is not obligated to) commence, appear in, and defend any action or proceeding which may affect the Property or the rights or powers of Lender or Trustee if Borrower fails to undertake such actions after reasonable notice from Lender. Lender may pay, purchase, contest or compromise any encumbrance, charge or lien

which in its judgment appears to be prior or superior to the lien of this Security Instrument and Borrower shall promptly reimburse Lender therefor. If Borrower fails to make any payment or do any act required under the Loan Documents, including without limitation, payment of taxes and assessments and maintenance of insurance on the Property, Lender, without any obligation to do so, but without releasing Borrower from any obligations under the Loan Documents, may make the payment or cause the act to be performed in such manner and to such extent as Lender may deem necessary to protect Lender's interest in the Property. Lender is authorized to enter upon the Property for such purposes. In exercising any of these powers Lender may incur such expenses, in its reasonable discretion, it deems necessary, all of which shall be payable by Borrower and be secured by this Security Instrument.

16. Repayment of Lender's Expenditures. Borrower shall pay within 10 days after written notice from Lender all sums expended by and all costs and expenses incurred by Lender in taking any actions or exercising any remedies pursuant to the Loan Documents or in responding to any subpoena or other discovery request relating in any way to Lender's status as holder of this instrument or to the process of closing or administering the Loan, including without limitation reasonable attorneys' fees, appraisal and inspection fees, and the costs of title reports. Expenditures and advances by Lender shall bear interest from the date of such advance or expenditure at the rate specified in the Note (which shall be the default rate thereunder if an Event of Default is then pending), shall constitute advances made under this Security Instrument and shall be secured by and have the same priority as the lien of this Security Instrument. If Borrower fails to pay any such expenditures, advances, costs and expenses and interest thereon, Lender may, at its option, without foreclosing the lien of this Security Instrument, commence an independent action against Borrower for the recovery of the expenditures, costs, and advances, and may disburse any undisbursed loan proceeds to pay such costs, advances and expenditures

17. Due on Sale or Transfer; Change of Control.

17.1 General Rule – Prohibition on Conveyance or Change of Control. Borrower understands that Lender will have the opportunity to examine, and is entitled to rely upon, the creditworthiness, financial strength, reputation, experience and managerial ability of Borrower (and its owners and managers) with respect to owning, leasing and operating the Property, in approving the Loan to Borrower, and will continue to rely on Borrower (and its owners and managers) as a means of preserving the value of the Property as security for the Loan. If (i) the Property or any part thereof or interest therein is conveyed, transferred, leased (other than a space lease without option to purchase), assigned, or otherwise alienated (each a "**Conveyance**"), or (ii) there is a Change of Control (defined below) of Borrower or of any guarantor that is a corporation, partnership or limited liability company (an "**Entity Guarantor**") without the prior written consent of Lender, then, except as otherwise expressly provided below, and regardless of whether or not an Event of Default shall otherwise have occurred and be continuing, such event shall constitute an Event of Default, and Lender may, at its option, declare the then outstanding principal balance evidenced by the Note plus accrued interest thereon, and any applicable late fee or prepayment fee or premium, immediately due and payable. In the case of a Borrower that is a revocable trust, the revocation of such trust shall be deemed a Change of Control for purposes hereof. Any joint venture agreement, partnership agreement, declaration or revocation of trust, real estate installment sale contract, option agreement or other agreement (other than a space lease without option to purchase) whereby any other person or entity other than Borrower may become entitled, directly or indirectly, to the possession or enjoyment of the Property, or the income or other benefits of the Property, shall, in each case, be deemed to be a Conveyance or Change of Control for the purposes of this paragraph, and shall require prior written consent from Lender. Any request to Lender for approval of a Change of Control shall be accompanied by copies of any proposed transfer instruments and a processing fee to Lender in the amount specified below. If Borrower is a partnership, Borrower will not permit the addition, removal or withdrawal of any general partner without the prior written consent of Lender. The withdrawal or expulsion of any general partner from Borrower partnership shall not in any way affect the liability of the withdrawing or expelled general partner for all obligations of Borrower hereunder or under the Note. If Borrower consists of more than one person or entity who hold title to the Property as tenants in common, no tenancy-in-common agreement or similar agreement governing the rights and obligations of the owners with respect to the Property that may be recorded against the Property as of the date hereof or hereafter, or of which Lender otherwise has knowledge, shall in any way limit or impair Lender's rights under this Security Instrument, including without limitation Lender's rights upon any transfer of any fee interest in any portion of the Property. Borrower hereby waives any right of partition with respect to the Property and covenants not to file any action for partition of the Property until all of the Secured Obligations are paid in full.

17.2 "Change of Control" Defined. Except as otherwise expressly provided herein, a "Change of Control" for purposes hereof means the transfer over the term of the Loan of more than 49% of the equity interests, directly or indirectly, in Borrower or an Entity Guarantor (but excluding any transfers described in Section 17.3 below), or any change in the identity of the general partner(s) of any general or limited partnership that is the Borrower. If Borrower consists of more than one entity, such 49% limitation shall apply to each such entity. If Borrower is a natural person and dies, the transfer of the Property because of such death shall not be deemed a Conveyance for purposes hereof provided that Lender is promptly notified of such death and within ninety (90) days after written request by Lender, one or more other persons or entities having credit standing and financial resources equal to or better than

those of the decedent, as determined by Lender in its reasonable discretion, and management abilities satisfactory to Lender shall assume the Loan, by executing and delivering to Lender an assumption agreement satisfactory to Lender, providing Lender with recourse substantially identical to that which Lender had against the decedent and granting Lender liens on any and all interests of the decedent in the Property; provided further that (i) Lender shall be provided, at Borrower's expense, with a title endorsement as required below in connection with an assumption of the Loan, and (ii) Lender shall be paid an administrative fee in the amount of $3,000. If Borrower is a trust, a change in the make-up of the trustees of the trust as the result of death or resignation shall not constitute a Conveyance or Change of Control requiring written consent of Lender. However, the transfer of part or all of the interest of the trust in the Property to any third party pursuant to the dispositive provisions of the trust shall be subject to Lender's approval, which shall not be unreasonably withheld provided that Lender is provided with copies of any deed or other conveyance instrument; Lender is provided at Borrower's expense with an endorsement to its title policy insuring that the transfer of title does not affect the validity or priority of the lien of this Deed of Trust; the transferee of title to the Property executes and delivers to Lender an assumption agreement with respect to the Loan in form and content satisfactory to Lender, and Lender is paid an administrative fee of $2,500.

17.3 Transfer of Interest for Estate Planning Purposes. Natural persons may, for estate planning purposes, transfer their direct or indirect interest in Borrower or an Entity Guarantor (other than general partnership interests), notwithstanding that such transfer may be of a Change of Control, if such transfer is to immediate family members or lineal descendants, or to entities controlled by or trusts for the benefit of, immediate family members or lineal descendants of the transferor, provided each of the following conditions have been satisfied: 1) There have been no Events of Default, 2) Lender receives written notice of the transfer along with all appropriate documentation of the transfer satisfactory to Lender within 30 days after the transfer, 3) the liability of Borrower under the Note and of any guarantors under their guaranty of Borrower's obligations shall remain in full force and effect, 4) managerial control over the Property, the Borrower and the Entity Guarantor (if applicable) shall remain acceptable to Lender; and 5) Borrower shall pay all of Lender's reasonable out of pocket costs associated with the transfer plus a $500 administrative fee.

17.4 Death of Guarantor or General Partner; Termination of Trust. The death of (i) a natural person who is a guarantor of the Loan whether or not such person owns any interest in Borrower, or (ii) a general partner of a partnership that is the Borrower, shall constitute an Event of Default under the Loan, unless in the case of (i), the obligations of such decedent are assumed in writing by a replacement guarantor satisfactory to Lender no later than the earlier of (a) the date on which the first distribution of the decedent's assets has been made from such person's estate or trust to any devisee, heir or beneficiary, or (b) ninety (90) days after such guarantor's death, or in the case of (ii), Lender must be satisfied with any replacement general partner, in terms of such general partner's management experience and creditworthiness, or Lender must otherwise be provided with a new guaranty from a satisfactory guarantor in substitution for the obligations of the deceased general partner. In addition, the termination of a trust that is a guarantor of the Loan shall constitute an Event of Default under the Loan unless such guarantor's obligations are assumed in writing by a replacement guarantor satisfactory to Lender before termination of such trust. Lender will not unreasonably withhold its consent to a replacement guarantor or replacement general partner whose creditworthiness, liquidity and financial strength satisfy Lender's then applicable underwriting standards. In addition Lender will not unreasonably withhold its consent to an additional extension of 90 days to the 90-day period referenced above for the delivery of a satisfactory replacement guaranty upon the death of a guarantor or the termination of a trust that is a guarantor. Any change in the day-to-day management of the Property or of Borrower resulting from a death as described herein shall be subject to Lender's approval. Borrower shall pay all of Lender's reasonable out of pocket costs associated with the foregoing transaction plus an administrative fee of $1,000.

17.5 Other Transfers of Interest on Death. The transfer, on the death of a natural person, of an interest in Borrower, whether or not such transfer would otherwise be a Change of Control, where such person is not the Borrower or a Guarantor or a general partner of Borrower, shall not constitute a Change of Control or require the notification to or consent of Lender, or payment of any fee.

17.6 No Discharge of Obligated Parties. No Conveyance or Change of Control or other transfer of any interest in the Property shall operate to discharge or diminish in any way the liability of Borrower or any guarantor with respect to the Loan Documents except as otherwise expressly provided herein.

17.7 Assumption of Loan. Notwithstanding the foregoing provisions of this Section 17, and provided no Event of Default has occurred, Borrower shall have a one-time only right upon prior written notice to Lender and payment of all Lender's expenses plus an assumption fee equal to one percent (1%) of the original principal amount of the Note to convey the entire interest in the Property held by all persons comprising Borrower to a transferee whose creditworthiness, financial strength, reputation, experience and property management ability with respect to the ownership, operation and leasing of properties similar to the Property (together with that of any new proposed guarantors of the Loan) satisfy Lender's then-applicable underwriting standards, which approval shall not be unreasonably withheld or delayed. If Lender withholds its approval because of the proposed transferee's or proposed new guarantors' lack of creditworthiness, reputation, experience, property management ability or financial strength or other reasonable basis which leads

Lender to reasonably believe the Loan or the security would be impaired, Lender shall not be deemed to have unreasonably withheld its approval. Any transferee must fully assume Borrower's obligations under the Note, the Loan Documents and the Environmental Agreement and Indemnity executed by Borrower and any guarantors of the Loan, and Borrower and any guarantors of the Loan shall remain fully bound after the transfer; provided that upon Lender's approval of a conveyance of the Property to a transferee unaffiliated with Borrower, Lender's acceptance of any required replacement guaranty(ies) and the assumption of the Loan as provided herein, Borrower and any guarantors shall be released from liability for repayment of the Loan. Borrower shall pay for an endorsement to Lender's title policy insuring that this Security Instrument remains a first and prior lien on the Property and shall pay all expenses and fees, including outside counsel legal fees, incurred in connection with the transfer and assumption. Any approval given by Lender shall not constitute approval of any other or future Conveyance or Change of Control. If ownership of the Property or any part thereof or interest therein becomes vested in a person or an entity other than Borrower, whether or not Lender has given written approval, Lender may deal with such successor or successors in interest with reference to this Security Instrument and the Loan, in the same manner as with Borrower, without in any way diminishing or discharging Borrower's obligations. In addition to the loan assumption fee payable upon an approved conveyance of the Property and assumption of the Loan, Borrower shall pay to Lender a processing fee in the amount of $3,500 in consideration of, and as a precondition to, the review by Lender of the proposed conveyance and assumption. Such sum is payable regardless of whether Lender ultimately approves the proposed transfer and is in addition to any loan assumption fee payable upon the closing of an assumption transaction. As a condition of approval of any request for a loan assumption, Borrower shall provide evidence satisfactory to Lender that any tenant with a right of first refusal to acquire the Property has waived such right with respect to the proposed transfer.

18. No Other Encumbrances; Due on Encumbrance. At no time while the Loan remains unpaid shall Borrower create, assume, or suffer to exist on the Property, or any part thereof, any mortgage, trust deed or other security instrument in favor of any person other than Lender (an "**Encumbrance**") without first obtaining the prior written consent of Lender. Borrower agrees that should the Property or any part thereof at any time be or become subject to the lien of any other security instrument or subject to any other voluntary encumbrance, pledge, or security interest (except with the prior written consent of Lender), the whole of the principal and interest secured hereby and any applicable delinquency charge or prepayment fee shall, at the option of Lender, become immediately due and payable. Whether or not the consent of Lender has been obtained, Borrower, for itself and for all future owners of the Property, agrees that this Security Instrument and the other Loan Documents may be modified, varied, extended, renewed, or reinstated at any time by agreement between the holder of this Security Instrument and Borrower, or the then owner of the Property, without notice to, or the consent of, any subordinate mortgagee or lienor, and any such modification, variance, extension, renewal, or reinstatement shall be binding upon such subordinate mortgagee, Lender or lienor with the same force and effect as if such subordinate mortgagee, Lender or lienor had consented thereto.

19. Insurance. Without limiting the generality of any other provision contained in this Security Instrument, Borrower shall procure and continuously maintain while the Loan remains unpaid and this Security Instrument remains in effect "all risk" property insurance covering all improvements on the Property providing 100% replacement cost coverage on an agreed amount basis to remove any co-insurance provision, insuring against loss by fire, smoke, explosion, riot, lightning, hail, wind, windstorm, vandalism and other risks covered by the broadest form of extended coverage available from time to time, loss of rents (or business income, if owner occupied) coverage in amounts sufficient to compensate Borrower for all rents or income from the Property during a period of not less than one year, and earthquake coverage to the extent required by Lender in the exercise of its business judgment in light of commercial real estate practices by institutional lenders lending against real property in the general vicinity where the Property is located at the time the insurance is issued, and coverage for such other perils and risks as may be reasonably required by Lender from time to time. If the Property is ever designated as having special flood hazards or any other designation which would make the Property subject to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, or the National Flood Insurance Reform Act of 1994, as each may be amended, modified, supplemented, or replaced from time to time, or any similar law, Borrower agrees to do everything reasonably necessary to comply with the requirements of said law and related regulations in order that flood insurance will be available to Borrower, and to obtain and maintain for the benefit of Lender such an insurance policy with limits and deductibles satisfactory to Lender. Borrower shall also procure and maintain Occurrence Form commercial general liability insurance against claims for bodily injury, death or property damage occurring in, upon or about, or resulting from, the Property or Borrower's use and occupancy of the Property with limits in such amounts as are acceptable to Lender, but in no event less than $1,000,000 combined single limit per occurrence for loans up to $5,000,000, or $2,000,000 for loans of $5,000,000 or more, provided that for hotels and senior living facilities, the combined single limit per occurrence shall be not less than $5,000,000 regardless of loan size; and $2,000,000 general aggregate (or $5,000,000 general aggregate for hotels or senior living facilities), naming Lender as an additional insured on a primary/non-contributory basis (with endorsement CG2018 or equivalent). All insurance shall be with companies licensed to do business and admitted in Nevada satisfactory to Lender having an A.M. Best rating of A- or better with limits

acceptable to Lender, and a Lender's Loss Payable endorsement (form CP1218 or equivalent) in favor of and in form satisfactory to Lender and deductibles not to exceed $25,000 for loans up to $5,000,000 or $100,000 for loans in excess of $5,000,000. Each policy must provide no less than thirty (30) days prior written notice to Lender of any cancellation, non-renewal or material change (or ten (10) days in the case of a cancellation for nonpayment of premiums). No approval by Lender of the amount, type or form of any insurance shall be construed as a representation or warranty by Lender of its sufficiency for Borrower's purposes. Borrower shall pay all premiums for the insurance coverage required hereunder in a timely manner. At least thirty (30) days prior to the expiration of the term of any insurance policy, Borrower shall furnish Lender with written evidence of renewal or issuance of a satisfactory replacement policy. If requested, Borrower shall deliver copies of all policies to Lender. In the event of foreclosure of this Security Instrument all interest of Borrower in any insurance policies pertaining to the Property and in any claims against the policies and in any proceeds due under the policies shall pass to Lender. No approval by Lender of the amount, type or form of any insurance shall be construed to be a representation by Lender of its sufficiency for Borrower's purposes. If Borrower fails to maintain insurance in accordance with this Security Instrument, Lender may, but need not, obtain insurance to protect Lender's interest in the Property ("**Force Placed Insurance**"). For instance, and without limiting Lender's rights hereunder and under the other Loan Documents, Lender may obtain Force Placed Insurance if: (a) Borrower fails to deliver to Lender, prior to the expiration of any such required insurance coverage, evidence satisfactory to Lender that Borrower has renewed or replaced such coverage; (b) the amount of insurance is reduced below Lender's requirements; (c) the deductible is increased above Lender's requirements; or (d) the insurer providing the insurance does not meet Lender's insurance company rating requirements.

20. Insurance Proceeds. All insurance proceeds (including but not limited to proceeds of policies of insurance that Lender does not require Borrower to carry) with respect to the Property are hereby assigned to Lender (all such assigned items shall constitute part of the "Property" for purposes hereof) as additional security for the Loan. Borrower shall give immediate notice to Lender of any loss or damage to the Property due to casualty in excess of $25,000 (a "**Material Loss**"). Provided no Event of Default has occurred and is continuing, Borrower shall have the right to settle and receive the proceeds payable with respect to a loss or damage except for a Material Loss, and shall with reasonable promptness apply any funds so received to the repair and reconstruction of the damage. All proceeds payable with respect to a Material Loss shall be paid to Lender and applied to repair or restore the Property, provided no Event of Default has occurred and is continuing; such repair or restoration is economically feasible; the security of this Security Instrument is not impaired; and at least one year remains on the unexpired term of the Note. If the foregoing conditions are not satisfied, Lender shall, at its option, after deducting its expenses including reasonable attorneys' fees, (a) apply all or part of the proceeds against the sums owed under the Loan Documents including the Note whether or not (i) the sums are actually then due or (ii) Lender's security is impaired, and without affecting the due dates or amount of payments thereafter due under the Note, or (b) release all or any part of the proceeds to Borrower, or (c) permit all or any part of the proceeds to be used for repair and restoration of the Property on such conditions as Lender may impose including evidence of sufficient funds to complete the work, approval of the plans and specifications and periodic disbursement of the proceeds (and of any additional funds Lender requires Borrower to deposit with Lender for disbursement to pay the costs of the repair and restoration) during the course of repair and restoration. Lender's security will be deemed to be impaired if Borrower fails to comply with such conditions in any material respect. Borrower agrees to pay Lender's costs and reasonable attorneys' fees incurred in connection with the collection and administration of any insurance proceeds as provided herein. Except when an Event of Default is then pending, any application of the insurance proceeds against the Secured Obligations shall be without imposition of any prepayment fee. No application of insurance proceeds against the Secured Obligations will result in any adjustment in the amount or due dates of installments due under the Note, absent express agreement of Lender to the contrary. No application of insurance proceeds shall be deemed to cure or waive any Event of Default or notice of default hereunder or invalidate any action taken pursuant to any such notice.

21. Condemnation Proceeds. All awards, payments, damages (whether direct, consequential or otherwise), claims and proceeds thereof in connection with any condemnation or eminent domain proceeding affecting the Property, or for conveyance in lieu of condemnation (collectively, a "**Condemnation Proceeding**"), are hereby assigned to Lender (all such assigned items shall constitute part of the "Property" for purposes hereof) as additional security for the Loan. Borrower shall give immediate notice to Lender of any Condemnation Proceeding, and Borrower will appear in and prosecute any such proceeding unless otherwise directed by Lender in writing. If an Event of Default has occurred and is continuing at the time of commencement of the Condemnation Proceeding, then Borrower hereby irrevocably empowers Lender, in the name of Borrower, as Borrower's true and lawful attorney in fact, to commence, appear in, defend, prosecute, adjust, compromise and settle all claims with respect to such Proceeding; provided, however, Lender shall not be responsible for any failure to undertake any or all of such actions regardless of the cause of the failure. In addition, whether or not an Event of Default has occurred and is continuing, Lender may, at its option, appear in and participate in any Condemnation Proceeding in Lender's own name, through counsel of its choice. Borrower shall deliver to Lender at Borrower's expense such documentation and information regarding the Condemnation Proceeding, its impact on the

Property and Borrower's position with respect thereto as Lender may reasonably request from time to time, including without limitation survey maps showing the portions of the Property affected by the Condemnation Proceeding, in order to enable Lender to exercise its rights hereunder in connection with such Condemnation Proceeding.

All awards payable pursuant to the Condemnation Proceeding shall be paid to Lender for application as provided herein. If Borrower receives any such awards directly from a condemning authority, Borrower shall deliver the same to Lender forthwith and, until such delivery, shall hold the same in trust for Lender pending disposition as provided herein. Lender shall, after deducting its expenses including reasonable attorneys' fees incurred in such proceedings and otherwise in the collection of the proceeds, make such net proceeds (the "**Net Claims Proceeds**") available to Borrower (subject to the terms of the following paragraph) to repair and reconstruct the Property, provided all of the following conditions (the "**Proceeds Release Conditions**") are satisfied: (i) no Event of Default has occurred and is continuing; (ii) Borrower establishes to Lender's satisfaction that the Property can be restored to a value, usefulness and physical condition in all material respects comparable to its condition immediately prior to the taking; (iii) Lender shall have determined that the Net Claims Proceeds are sufficient to pay the total cost of repair or reconstruction (the "**Repair Costs**"), or Borrower shall have deposited with Lender sufficient additional funds from separate resources to meet any shortfall between the Net Claims Proceeds and the reasonably estimated Repair Costs (the "**Borrower Deposit**"); (iv) Lender shall have approved the plans and specifications, permits, construction contract, construction budget and schedule, and the selection of the architect, engineer and contractor for the repair and reconstruction work, with such approval not to be unreasonably withheld; and (v) Lender shall otherwise be fully satisfied that the security of this Security Instrument and Borrower's ability to perform its obligations hereunder and under the other Loan Documents is not impaired by reason of the taking. Borrower shall perform any required repairs in compliance with Section 10 of this instrument. If any of the Proceeds Release Conditions are not satisfied within a reasonable time (as reasonably determined by Lender), then Lender may apply the Net Claims Proceeds to the Secured Obligations in such order as Lender may determine, whether then due and payable or not. Except when an Event of Default is then pending, any such application of the Net Claims Proceeds against the Secured Obligations shall be without imposition of any prepayment fee. No application of Net Claims Proceeds against the Secured Obligations will result in any adjustment in the amount or due dates of installments due under the Note, absent express agreement of Lender to the contrary. No application of Proceeds shall be deemed to cure or waive any Event of Default or notice of default hereunder or invalidate any action taken pursuant to any such notice.

If the Proceeds Release Conditions are satisfied but the total amount of the Net Claims Proceeds exceeds $25,000, then Lender may, at its option, hold or cause an independent third party escrow holder to hold such proceeds (together with any required Borrower Deposit) in an account for disbursement to Borrower to pay the Repair Costs (with any third party escrow fees being borne by Borrower) according to such reasonable disbursement procedures as Lender may impose to assure that all repair and reconstruction work will be completed lien free, with reasonable diligence, in accordance with all applicable laws and permits and in conformity with any plans, specifications and contracts approved by Lender. If the actual Repair Costs are less than the Net Claims Proceeds, then upon completion of all required repair and reconstruction of the Property, and provided that no Event of Default has occurred and is continuing and that the value of the Property has not been materially impaired by reason of the taking, then any such surplus proceeds shall be released to Borrower. Otherwise, such surplus proceeds may be applied by Lender for application against the outstanding balance of the Secured Obligations.

In addition, if the Proceeds Release conditions are satisfied but Lender reasonably determines that work to be carried on in rights of way or other properties adjacent to the Property as part of the public project that is the basis of the Condemnation Proceeding may reasonably be expected to temporarily disrupt the business operations on the Property and accordingly impair the ability of the Property to generate the income necessary to pay the interest and principal as it comes due under the Note, and to pay all required expenses of operating and maintaining the Property as required hereunder and under the other Loan Documents, Lender may hold or cause an independent third party escrow holder to hold the Net Claims Proceeds or such portion thereof as Lender reasonably determines to be necessary as additional security for the Secured Obligations, and/or as a fund for the payment of debt service on the Loan, with provisions for the release of such funds at a reasonable time when the Property's ability to generate the income is no longer impaired.

Borrower agrees to pay all Lender's costs and reasonable attorneys' fees incurred in connection with any actions taken by Lender pursuant to this Section.

22. Leases.

22.1 Performance, Preservation and Enforcement of Leases. Borrower shall fully comply with all of the terms, conditions and provisions of the Leases so that no breach shall occur on the part of Borrower, and shall do all that is necessary to preserve all the Leases in force. Borrower shall give prompt written notice to Lender of the receipt by Borrower of any written notice from any tenant or subtenant under a Lease claiming any default by Borrower under a Lease. Borrower shall enforce in a commercially

reasonable manner the performance in all material respects of each and every obligation to be performed by any tenant under its Lease, and shall notify Lender of the occurrence of any default under a Lease which, if not cured, could permit the tenant to terminate the Lease or abate the payment of Rent. Borrower shall neither create nor permit any lien, charge or encumbrance upon the Rents, the proceeds thereof or its interest as lessor of the Leases except the lien of this instrument. Borrower shall notify Lender in writing prior to becoming the beneficiary under any letter of credit supporting any of the Leases, and shall take all actions, and execute all documents, necessary or appropriate to give Lender control (as defined in the UCC) of such letter of credit and all letter of credit rights thereunder and, if required by Lender, to make Lender the transferee beneficiary of such letter of credit. Borrower shall maintain all security deposits collected from tenants with respect to their Leases in accordance with all applicable legal requirements. Except for the lien of real property taxes and assessments, Borrower shall not permit any lien to be created against the Property which may be or may become prior to any Lease.

22.2 **Proceeds of Lease Default**. To the maximum extent permitted by law, if an Event of Default has occurred and is continuing, then any proceeds or damages resulting from a tenant's default under any Lease, and any lease termination fees payable by a tenant to Borrower under any Lease (collectively, "**Lease Proceeds**") shall be payable to Lender for application against the principal balance of the Secured Obligations, notwithstanding that such sums may not then be due and payable. In the absence of an Event of Default, and to the maximum extent permitted by law, any Lease Proceeds that are derived from a Material Lease (defined below) shall be held by Lender as a reserve to be released to pay Borrower's expenses in repairing any damage to the subject leased premises, and re-tenanting the premises, including without limitation leasing commissions and tenant improvement expenses. The specific terms of such reserve will be as provided in a detailed reserve agreement to be executed by Borrower and Lender. If any Lease Proceeds are derived from a Lease that is not a Material Lease, then provided no Event of Default has occurred and is continuing such proceeds or fees may be released to Borrower.

22.3 **Prior Approval for Borrower Actions under Leases**. Without the prior written consent of the Lender, Borrower will not:

(a) receive or collect any Rents from any present or future tenant of the Property for a period of more than one (1) month in advance of the date on which such payment is due, or pledge, transfer, mortgage, or otherwise encumber or assign future payments of Rents to anyone other than Lender;

(b) enter into a new lease that covers fifty percent (50%) or more of the net rentable area of the Property;

(c) with respect to any Material Lease (defined below), waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge any tenant under any such Lease or a guarantor under a lease guaranty, of and from any obligations, covenants, conditions and agreements by tenant to be kept, observed and performed, including the obligation to pay the Rents in the manner and at the place and time specified therein;

(d) with respect to any Material Lease, consent to any surrender of any such Lease or the exercise of any right of recapture provided in any such Lease,

(e) except in accordance with the terms of the Lease providing for termination or other remedies in the event of default by a tenant, cancel or terminate any Material Lease, or commence an action of ejectment or any summary proceedings for dispossession of the tenant under any Material Lease, or permit any of the aforementioned; or

(f) with respect to any Material Lease, amend the Lease in a manner that reduces the amount of the Rents or other sums due thereunder, changes the frequency of the payment of Rents, shortens the initial term or shortens or eliminates any renewal option, materially increases the obligations of the landlord thereunder, or releases any tenant from any obligation to insure, maintain or repair the Property or from any other material financial obligation of the tenant under such Lease

For purposes hereof, a "**Material Lease**" is a lease that covers twenty percent (20%) or more of the net rentable area of the Property.

22.4 **Copies of Leases**. Until all of the Secured Obligations shall have been paid in full, Borrower shall deliver to Lender, upon request, executed copies of (i) any renewals or amendments of existing Leases and (ii) all future Leases upon all or any part of the Property, and (iii) any transfers and assignments of such Leases or subleases of space under any Lease.

22.5 **Indemnification**. Borrower shall indemnify, defend and hold Lender harmless from any and all liability, loss, injury, damage or expense which Lender may incur under or by reason or in defense of any and all losses, damages, claims, expenses, causes of action and demands whatsoever which may be asserted against Lender arising out of the Leases (a "**Lease Claim**"), including, but not limited to, any claims by any tenants of credit for rental for any period under any Leases more than one (1) month in advance of the due date thereof paid to and received by Borrower, but not delivered to Lender and any Lease Claim arising from any

other actions by Borrower that require the consent of Lender under Section 22.3 hereof where such action was undertaken without such consent.

23. **Assignment of Leases and Rents; Borrower's Revocable License to Collect**. Borrower hereby absolutely and irrevocably assigns to Lender all of Borrower's interest in the Rents and Leases. So long as no Event of Default has occurred, Borrower shall have a revocable license granted by Lender to collect (but not prior to accrual) the Rents as they become due. Borrower shall use the Rents to pay normal operating expenses for the Property and sums due and payments required under the Loan Documents before using the Rents for any other purposes. Borrower covenants that it will make no subsequent assignment of the Rents (or any portion thereof) without the prior written consent of Lender. Borrower's license to collect the Rents shall not constitute Lender's consent to the use of cash collateral in any bankruptcy proceeding.

24. **Lender's Right to Collect Rents**. If an Event of Default occurs, Lender or its agents, or a court appointed receiver, may collect the Rents without further notice to Borrower. In doing so, Lender may (a) evict tenants for nonpayment of rent, (b) terminate in any lawful manner any tenancy or occupancy, (c) lease the Property in the name of the then owner on such terms as it may deem best and (d) institute proceedings against any tenant for past due rent. In addition, upon an Event of Default, Lender may require Borrower to transfer all security deposits under the Leases to Lender. The Rents received shall be applied to payment of the costs and expenses of collecting the Rents, including a reasonable fee to Lender, a receiver or an agent, operating expenses for the Property (including the funding of reasonable reserves for capital replacements) and any sums due or payments required under the Loan Documents, in such amounts as Lender may determine. Any excess Rents shall be paid to Borrower, however, Lender may withhold from any excess a reasonable amount to pay sums anticipated to become due which exceed the anticipated future Rents. Lender's failure to collect or discontinuing collection at any time shall not in any manner affect the subsequent enforcement by Lender of its rights to collect the Rents. The collection or application of the Rents shall not cure or waive any Event of Default. Lender or a receiver shall have no obligation to perform any of Borrower's obligations under the Leases, nor to assume any responsibility for any security or other deposits delivered to Borrower by any tenant and not delivered to Lender. In exercising its rights under this section Lender shall be liable only for the proper application of and accounting for the Rents actually collected by Lender or its agents. Any Rents paid to Lender or a receiver shall be credited against the amount due from the tenant under the Lease. In the event any tenant under the Lease becomes the subject of any proceeding under the Bankruptcy Code or any other federal, state or local statute which provides for the possible termination or rejection of the leases assigned hereby, Borrower covenants and agrees that in the event any of the Leases are so rejected, no damages settlement shall be made without the prior written consent of Lender; any check in payment of damages for rejection or termination of any such Lease will be made payable to both the Borrower and Lender; and Borrower hereby assigns any such payment to Lender and further covenants and agrees that upon request of Lender, it will duly endorse to the order of Lender any such check, the proceeds of which will be applied to the Loan in such manner as Lender may elect. The application of such proceeds against the balance owed under the Loan Documents shall be without imposition of any prepayment fee provided no Event of Default is pending at the time of such application. The collection of Rents by Lender as set forth above shall in no way waive the right of Lender to foreclose this Deed of Trust if an Event of Default occurs.

25. **Borrower Existence**. If Borrower is a trust, corporation, partnership, limited liability company, or other entity, Lender is making the Loan in reliance on Borrower's continued existence, ownership and control in its present form. Borrower will not alter its name, jurisdiction of organization, or type of legal entity without the prior written consent of Lender, which shall not be unreasonably withheld, conditioned or delayed, and will do all things necessary to preserve and maintain said existence and to ensure its continuous right to carry on its business. Borrower shall do all things reasonably necessary to preserve its existence in force and to preserve all franchises, rights and privileges granted by the laws under which it is organized.

26. **Fixture Filing**. To the extent permitted by applicable law, this Security Instrument shall also serve as a financing statement filed for record in the real estate records as a fixture financing statement pursuant to the UCC covering any Property which is now or may hereafter become fixtures with respect to the Property. For the purpose of this fixture filing, Borrower shall be the "Debtor" and Lender shall be the "Secured Party" and the addresses of Borrower and Lender are as set forth in the preamble of this Security Instrument, and the collateral shall be any fixtures on the Property. Borrower is the record owner of the Land.

27. **Default**. TIME IS OF THE ESSENCE HEREOF. Any of the following events shall constitute an "**Event of Default**:"

(a) Borrower fails to pay all of the indebtedness evidenced by the Note on the maturity date thereof as specified in the Note, or fails to pay any monthly installment of principal or interest on the Note within ten (10) days after the date the same is due and payable, or

(b) Borrower fails to pay prior to delinquency any taxes or assessments on the Property, or

(c) any representation or warranty made by Borrower or any guarantor of the Note was materially false or misleading at the time it was made, or Borrower or any guarantor fails to disclose any material fact known to Borrower or such guarantor relating to Borrower, such guarantor or the Loan, or

(d) Borrower fails to provide or continuously maintain the insurance required by this Security Instrument, or

(e) Borrower fails to perform or observe any other obligation of Borrower to Lender within the applicable notice and cure period set forth herein or in another Loan Document, or

(f) (i) Borrower files or acquiesces to the filing of an assignment for the benefit of creditors, a receivership, a petition in bankruptcy or any similar proceeding, or (ii) any assignment for the benefit of creditors, receivership, a petition in bankruptcy or similar proceeding is filed against Borrower and any of the above described in this clause (f)(ii) is not dismissed within sixty (60) days, or

(g) (i)any guarantor of the Loan revokes, or attempts to revoke, its guaranty, or (ii) such a guarantor files or acquiesces to the filing of an assignment for the benefit of creditors, a receivership, a petition in bankruptcy or any similar proceeding, or (iii) any assignment for the benefit of creditors, receivership, a petition in bankruptcy or similar proceeding is filed against such Guarantor and any of the above described in this clause (g)(iii) is not dismissed within sixty (60) days, or

(h) a Conveyance or Encumbrance has occurred without the prior written consent of Lender, or

(i) a Change of Control has occurred with respect to Borrower or any guarantor without the prior written consent of Lender, or

(j) the death of a general partner of Borrower or a guarantor or termination of a trust guarantor, except as otherwise provided in Section 17 hereof; or

(k) Borrower fails to perform or observe any other covenant or agreement of Borrower contained in this Security Instrument or in the other Loan Documents and not specifically described in this section, and such failure continues for more than thirty (30) days after receipt of written notice from Lender specifying such default; provided, if such default is curable but not reasonably curable within thirty (30) days, then Borrower shall have such additional time, not to exceed ninety (90) days in the aggregate from the date of Lender's notice, in which to effect such cure, provided Borrower commences the cure within the initial thirty-day period and diligently prosecutes such cure to completion.

28. **Remedies**. Upon an Event of Default, the whole sum of the indebtedness, at the option of the Lender or the holder of the indebtedness, shall become immediately due and payable and Lender may exercise its rights and remedies under the Loan Documents and applicable law. Lender may cause Trustee to execute a written notice of default and of election to cause said Property to be sold to satisfy the indebtedness and obligations hereof, and Trustee shall file such notice of record in each county wherein said Property or some part or parcel thereof is situated. After lapse of such time as may then be required by law following the recordation of said notice of default, and notice of default and notice of sale having been given as then required by law, Trustee, without demand on Borrower, shall sell said Property on the date and at the time and place designated in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine (but subject to any statutory right of Borrower to direct the order in which such Property, if consisting of several lots or parcels, shall be sold), at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause he deems expedient, postpone the sale from time to time until it shall be completed, and in every such case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale. Trustee shall execute and deliver to the purchaser its Deed conveying said Property so sold, but without any covenant or warranty, expressed or implied. The recitals in this Deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Lender, may bid at the sale. Trustee shall apply the proceeds of the sale to the payment of (1) the costs and expenses of exercising the power of sale and of the sale, including the payment of the Trustee's and attorneys' fees; (2) cost of any evidence of title procured in connection with such sale; (3) all sums expended under the terms hereof, not then repaid, with accrued interest thereon at 12% per annum from the date of the expenditure; (4) all sums then secured hereby; and (5) the remainder, if any, to the person or persons legally entitled thereto. Borrower agrees to surrender possession of the Property to the purchaser at the aforesaid sale, immediately after such sale, in the event such possession has not previously been surrendered by Borrower. Lender shall also have the option to foreclose this Deed of Trust in the manner provided by law for the foreclosure of mortgages on real property and Lender shall be entitled to recover in such proceedings all costs and expenses incident thereto, including a reasonable attorneys' fee in such amount as may be fixed by the court. Lender's exercise of any of its rights and remedies shall not constitute a waiver or cure of a default. Lender's failure to enforce any default shall not constitute a waiver of the default or any subsequent default. In the event the Loan Documents are referred to an attorney for enforcement of Lender's rights or remedies, whether or not suit is filed or any proceedings are commenced, Borrower shall pay all Lender's costs and expenses including Trustee's and attorneys' fees (including attorneys' fees for (i) any appeal, (ii) relief from stay motions, cash collateral disputes, assumption/rejection motions and disputes regarding proposed disclosure statements and confirmation of plans in any bankruptcy proceeding or (iii) for any other judicial or nonjudicial proceeding or arbitration), appraisal and inspection fees and the cost of a title report regarding the Property. Lender may require Borrower to assemble any personal property that is included in the Property and make it available to Lender at a place to be designated by Lender, pursuant to NRS 103.9609(1)(b). All notice and cure periods provided in this Agreement or in any other Loan Document shall run concurrently with any notice or cure periods provided by law. Without limiting the foregoing, Lender shall be entitled to exercise its remedies under this Deed of Trust if any Event of Default occurs. Furthermore, the recording and mailing to Borrower of a notice of breach and election to sell shall constitute notice of such failure perform pursuant to this Deed of Trust or any other Loan Document.

29. Cumulative Remedies. All of Lender's and Trustee's rights and remedies specified in the Loan Documents are cumulative, not mutually exclusive and not in substitution for any rights or remedies available at law, in equity or provided by statute. In order to obtain performance of Borrower's obligations under the Loan Documents, without waiving its rights in the Property, Lender may proceed against Borrower or may proceed against any other security for guaranty of the Note, in such order and manner as Lender may elect. The commencement of proceedings to enforce a particular remedy shall not preclude the discontinuance of the proceedings and/or the commencement of proceedings to enforce a different remedy.

30. Sale of Property after Default. Following an Event of Default, the Property may be sold separately or as a whole, at the option of Lender. In the event of a Trustee's sale of all the Property, Lender hereby assigns its security interest in any personal property to the Trustee. Lender may also realize on the personal property security in accordance with the remedies available under the UCC or at law. In the event of a foreclosure sale or the enforcement by Lender of any other rights and remedies hereunder, Borrower and the holders of any subordinate liens or security interest waive any equitable, statutory or other right they may have to require marshaling of assets or foreclosure in the inverse order of alienation, or to require Lender to pursue its remedies against any other assets.

31. Appointment of Receiver. Following an Event of Default, Lender shall be entitled, without notice, without bond, and without regard to the adequacy of the security, to the appointment of a receiver for the Property to take possession of and operate the Property and collect the rents, profits, issues and revenues thereof. The receiver shall have, in addition to all the rights and powers customarily given to and exercised by a receiver, all the rights and powers granted to Lender by the Loan Documents.

32. Foreclosure of Tenant's Rights; Subordination. Lender shall have the right, at its option, to foreclose this Security Instrument, subject to the rights of any tenants on the Property. Lender's failure to foreclose against any tenant shall not be asserted as a claim against Lender or as a defense against any claim by Lender in any action or proceeding. Lender at any time may subordinate this Security Instrument to any or all of the Leases except that Lender may retain its priority claim to any condemnation or insurance proceeds.

33. Reconveyance After Payment. Upon written request of Lender stating that all of the Secured Obligations have been paid, Trustee shall reconvey, without warranty, the Property then subject to the lien of this Security Instrument. The recitals in any reconveyance of any matters of fact shall be conclusive proof of the truthfulness thereof. The grantee in the reconveyance may be described as "the person or person legally entitled thereto." Borrower shall pay any fees or recording charges incurred by Lender in connection with the reconveyance.

34. Release of Parties or Property. Without affecting the obligations of any party under the Loan Documents (including any guarantor, surety or endorser of Borrower's obligations) or any subsequent purchaser of the Property, and without affecting the lien of this Security Instrument and Lender's security interest in the Property, Lender may, without notice (a) release Borrower and any other party now or hereafter liable for the payment or performance of any obligations under the Loan Documents, including guarantors of the Loan, (b) release all or any part of the Property, (c) subordinate the lien of this Security Instrument or Lender's security interest in the Property, (d) take or release any other security or guaranty, (e) grant an extension of time or accelerate the time for performance of the obligations owed under the Loan Documents, (f) modify, waive, forbear, delay or fail to enforce any obligations owed under the Loan Documents, (g) sell or otherwise realize on any other security or guaranty prior to, contemporaneously with or subsequent to a sale of all or any part of the Property, (h) make advances pursuant to the Loan Documents including advances in excess of the Note amount, (i) consent to the making of any map or plat of the Property, and (j) join in the grant of any easement on the Property. Any subordinate lienholder shall be subject to all such releases, extensions, advances or modifications without notice to or consent from the subordinate lienholder. Borrower shall pay any reasonable Trustee's or attorneys' fees, title insurance premiums or recording fees in connection with any of the foregoing.

35. Nonwaiver of Terms and Conditions. TIME IS OF THE ESSENCE with respect to Borrower's performance of its obligations due under the Loan Documents. Lender's failure to require prompt enforcement of any required obligations shall not constitute a waiver of the obligations due or any subsequent required performance of the obligation. No term or condition of the Loan Documents may be waived, modified or amended except by a written agreement signed by Borrower and Lender. Any waiver of any term or condition of the Loan Documents shall apply only to the time and occasion specified in the waiver and shall not constitute a waiver of the term or condition at any subsequent time or occasion.

36. Business Use. The Property shall be used exclusively for business, investment or commercial purposes of Borrower and is not used principally, or at all, for agricultural or residential uses.

37. Joint and Several Liability. If there is more than one Borrower of this Security Instrument, their obligations shall be joint and several.

38. Operating and Financial Statements. Borrower will deliver to Lender upon Lender's request, operating statements and occupancy reports (including a rent roll) for the Property in a form and for periods satisfactory to Lender certified as correct by Borrower. Borrower shall permit Lender to examine all books and records in the possession, custody or control of Borrower pertaining to the Property and deliver to Lender upon request all financial statements, credit reports and other documents in the possession, custody or control of Borrower relating to the financial condition of any tenant of the Property, Borrower, any general partner of Borrower, and any guarantor of the Loan, including rental, income and expense statements pertaining to the Property and tax returns. Notwithstanding the foregoing, as long as no Event of Default has occurred, Lender shall not request copies of or access to such statements, books and records more often than once for each of Borrower's fiscal years.

39. Maximum Interest Rate. No person shall be obligated to pay the amount of any interest to the extent it is in excess of the maximum amount of interest permitted by applicable law. The Loan Documents are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance or detention of the money loaned under the Note or otherwise, or for the performance or payment of any of the Secured Obligations, exceed the maximum amount permitted under applicable law. Borrower and Lender intend to comply strictly with the applicable usury laws of the State of Nevada. If Lender or any other holder of this Security Instrument shall ever receive as interest on the Loan an amount which exceeds the maximum amount of interest permitted by applicable law, such excess amount shall be applied to reduction of the principal amount owing on the Loan so as to fully and strictly comply with such law. Without limiting the foregoing, all calculations of interest shall be made, to the extent permitted by law, by amortizing, prorating, allocating and spreading all interest in equal parts over the full stated term of the Note.

40. Evasion of the Prepayment Fee or Premium. If an Event of Default occurs, any tender of payment sufficient to satisfy the Secured Obligations made at any time after acceleration of the indebtedness hereby secured and prior to foreclosure sale shall constitute an evasion of the prepayment terms contained in the Note, if any, and shall be deemed a voluntary prepayment and subject to payment of any applicable prepayment fee. Accordingly, to the extent permitted by law, such payment shall include any additional fee or premium required by the prepayment privilege in the Note.

41. Payment of New Taxes. If any federal, state or local law is passed subsequent to the date of this Security Instrument which requires Lender to pay any tax because of this Security Instrument or the sums due under the Loan Documents, then Borrower shall pay to Lender on demand any such taxes if it is lawful for Borrower to pay them. If it is not lawful for Borrower to pay such taxes, then at its option Lender may, upon at least ninety (90) days written notice to Borrower, declare the entire unpaid balance of the Secured Obligations with accrued interest thereon to be immediately due and payable, but without imposition of any prepayment fee.

42. Acceptance By Trustee. Trustee accepts this Trust when this Security Instrument, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of any pending sale under any other Security Instrument or of any action or proceeding in which Borrower, Lender, or Trustee shall be a party, unless brought by the Trustee.

43. Substitution of Trustee. Lender may at any time discharge the Trustee and appoint a successor Trustee who shall have all of the powers, duties, authority and title of the original Trustee. Appointment of a successor Trustee shall become effective upon filing for record in the office of the County Recorder of each county in which said Property is situated a Substitution of Trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.

44. Reserves. Upon (i) occurrence of an Event of Default, and (ii) written notice to Borrower from Lender, Borrower shall thereafter pay to Lender, together with and in addition to the monthly payments of principal and interest payable on the Note, on the date set forth in the Note for the making of monthly payments, until the Note is fully paid, a sum, as estimated by Lender, equal to the taxes and special assessments next due on the Property, plus the premiums that will next become due and payable on insurance policies required by this Security Instrument, divided by the number of months to elapse before the premiums, taxes and special assessments are due, such sums to be held by Lender to pay said premiums, taxes and special assessments. Such payments ("**Reserves**") are to be held without allowance of interest to Borrower (except as required by applicable law) and need not be kept separate and apart from other funds of Lender. Such Reserves shall be applied by Lender to real estate taxes, special assessments and insurance premiums on the Property as the same become due and payable. Collection of the reserves are solely for the added

protection of Lender and entails no responsibility on the part of Lender beyond allowance of due credit for sums actually received by Lender and the payment by Lender of such taxes, special assessments and insurance premiums to the extent of the Reserves when statements therefor are actually presented to Lender by Borrower. If the total of the Reserves shall exceed the amount of payments actually applied by Lender, such excess may be credited by Lender on subsequent payments to be made by Borrower, or at the option of Lender, refunded to Borrower.

45. Property Management. Borrower agrees that Lender shall have, and reserves the right to install, professional management of the Property at any time following the occurrence of an Event of Default. Such professional management shall be at the sole discretion of Lender and nothing herein shall obligate Lender to exercise its right to install professional management. The cost of such management shall be borne by Borrower, shall be secured by this Security Instrument and shall be treated as an additional advance under the Loan Documents.

46. USA Patriot Act Notification and Covenant: Lender hereby notifies Borrower that, pursuant to the requirements of Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318 (the "**Act**"), Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act. Neither Borrower nor any other party liable for the obligations under the Loan as a guarantor or general partner will, directly or indirectly, use the proceeds of the Loan, or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other person or entity, to fund any activities or business of or with any person or entity, or in any country or territory, that, at the time of such funding, is the subject of any sanctions administered by the U.S. Department of the Treasury's Office of Foreign Assets Control ("**OFAC**"), or in any other manner that would result in a violation of OFAC sanctions by any person or entity, including any person or entity participating in any capacity in the Loan.

47. Borrower Not a Foreign Person. Borrower is not a "foreign person" as that term is defined by Section 1445(f) (3) of the U.S. Internal Revenue Code of 1986, as amended.

48. Representations of Borrower. Borrower represents and warrants to Lender that Borrower (a) is (1) an individual of legal age and capacity, or (2) a corporation, general partnership, limited partnership, limited liability company, trust or other legal entity, duly organized, validly existing and in good standing under the laws of its creation, and is authorized to do business in each other jurisdiction wherein its ownership of property or conduct of business legally requires such authorization; (b) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (c) has the power and authority to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Security Instrument and the other Loan Documents.

49. Waiver of Right of Offset. No portion of the Secured Obligations shall be offset or compensated by any claim, cause of action, counterclaim, or cross-claim, whether liquidated or unliquidated, that Borrower may have against Lender.

50. Notices. Except for any notice required by law to be given in another manner, any notice to Borrower or Lender hereunder shall be in writing and shall be given (1) by a nationally-recognized overnight courier service (such as FedEx) or (2) by certified mail, return receipt requested, addressed to Borrower or Lender at such addresses stated herein or at such other address as such party may designate in writing by notice to the other as provided herein. Any such notice shall be effective (1) on receipt, when delivered by courier service, or (2) on the third business day after deposit in the United States mail, postage prepaid with return receipt requested, when delivered by United States mail as provided herein. Any party may change its address for notice purposes by giving a notice as provided herein. Rejection or other refusal to accept, or inability to deliver because of changed address of which no notice has been given will constitute receipt of the notice for purposes hereof.

51. Reasonableness of Fees and Costs. Wherever reference is made in this instrument to the payment or reimbursement by Borrower of any fees or costs incurred by Lender in the administration of the Loan or the enforcement of the obligations of Borrower hereunder or under the other Loan Documents, such reference shall be deemed to refer to actual and reasonable out of pocket fees or costs.

52. Successors and Assigns. This Security Instrument applies to, inures to the benefit of, and binds the parties and their respective heirs, representatives, successors and assigns.

53. Controlling Document. In the event of a conflict or inconsistency between the terms and conditions of this Security Instrument and the terms and conditions of any other of the Loan Documents, the terms and conditions of this Security Instrument shall prevail.

54. Invalidity of Terms and Conditions. If any term or condition of this Security Instrument is found to be invalid, the invalidity shall not affect any other term or condition of this Security Instrument and this Security Instrument shall be construed as if not containing the invalid term or condition.

55. Rules of Construction. This Security Instrument shall be construed so that whenever applicable, the use of the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders and shall include corporations, partnerships, limited liability companies, trusts, limited partnerships and other entities.

56. Section Headings. The heading to the various sections have been inserted for convenience of reference only and shall not be used to construe this Security Instrument.

57. Applicable Law. This Security Instrument shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Nevada (without giving effect to the conflict of laws principles thereof), including the laws governing the creation, perfection, enforceability and priority of the liens and security interests created by this Security Instrument and the procedures for foreclosure and for enforcement of the rights and remedies of Lender under this Security Instrument. In the event that any provision of this Security Instrument shall be inconsistent with any provision of the laws of Nevada, the laws of Nevada shall govern over the provisions of this Security Instrument, but shall not invalidate or render unenforceable any other provision of this Security Instrument that can be construed in a manner consistent with Nevada law.

58. Indemnification. Borrower shall indemnify, defend and hold harmless Lender from all losses, damages and expenses, including reasonable attorney's fees, incurred in connection with any suit or proceeding in or to which Lender may be made a party for the purpose of protecting the lien of this Security Instrument.

59. Request For Notice. Borrower requests that a copy of any notice of default and of any notice of sale hereunder be mailed to it at the address hereinabove set forth.

60. Special Purpose Entity Representations and Covenants. Borrower hereby represents, warrants and covenants to Lender as follows:

(a) Borrower will not engage in any business unrelated to the ownership of the Property;

(b) Borrower will not have any assets other than the Property (and personal property incidental to the ownership and operation of the Property);

(c) Borrower will not enter into any contract or agreement with any manager, member or affiliate of Borrower except on terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

(d) Borrower will be solvent and pay its debts from its assets as the same become due;

(e) Borrower will operate its business as currently conducted and operated, it will preserve its existence and it will observe all limited liability company formalities, and will not, nor will any member, manager or partner thereof, amend its governing documents in a manner that adversely affects Borrower's existence as a single-purpose entity;

(f) Borrower will maintain books and records and bank accounts separate from those of its affiliates, including its managers, members or partners;

(g) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, which covenant shall be deemed satisfied so long as Borrower pays its debts as and when the same become due;

(h) Borrower will be, and will at all times hold itself out to the public as, a legal entity separate and distinct from any other entity (including any manager, member, partner or affiliate);

(i) Borrower will not commingle its funds or assets with those of any manager, member, partner, affiliate or other person or entity;

(j) Borrower will not engage in, seek or permit or suffer any dissolution, winding up, liquidation, consolidation, merger or sale of all or substantially all its assets;

(k) Borrower, without the unanimous consent of all of its directors, general partners or members, as applicable, shall not file or consent to the filing of any bankruptcy or insolvency petition or otherwise directly or indirectly institute insolvency proceedings;

(l) Borrower has no indebtedness (and will have no indebtedness) other than (i) the Loan; and (ii) unsecured trade debt not to exceed $250,000 in the aggregate, none of which may be evidenced by a promissory note and all of which must be incurred in the ordinary course of Borrower's business in connection with owning, operating and maintaining the Property and paid within 45 days from the date incurred;

(m) Borrower has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity;

(n) Borrower has not acquired, and will not acquire, obligations or securities of its shareholders, partners or members, as applicable;

(o) Borrower has not pledged, and will not pledge its assets for the benefit of any other person or entity; and

(p) Borrower has not made and will not make loans to any person or entity.

The Borrower shall not be prohibited from making distributions to its member which are consistent with Section 60 hereof and are in accordance with Article 3 of that certain Limited Liability Company Agreement of Tessco Reno Holding, LLC, dated December 17, 2021.

61. <u>WAIVER OF JURY TRIAL</u>. EACH OF BORROWER AND LENDER (FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND PARTICIPANTS) WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS SECURITY INSTRUMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS PROVIDED FOR HEREIN OR THEREIN, IN ANY LEGAL ACTION OR PROCEEDING OF ANY TYPE BROUGHT BY ANY PARTY TO ANY OF THE FOREGOING AGAINST ANY OTHER SUCH PARTY, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, this instrument is executed as of the date shown above.

BORROWER:

TESSCO RENO HOLDING, LLC, a
Nevada limited liability company

By: ______________________
Cynthia King, Manager

(all signatures must be acknowledged)

STATE OF ~~NEVADA~~ Maryland)
) ss.
COUNTY OF Harford)

The foregoing instrument was acknowledged before me this 27 day of December, 2021, by Cynthia King, the Manager of TESSCO RENO HOLDING, LLC, a Nevada limited liability company.

____
NOTARY PUBLIC
residing at The UPS Store
My commission expires: 03/05/2023

ALEX TRACY
NOTARY PUBLIC
HARFORD COUNTY, MARYLAND
MY COMMISSION EXPIRES MARCH 05, 2023

EXHIBIT A

(Legal Description of Real Property)

PARCEL 1: PARCEL B OF PARCEL MAP NO. 4946 FOR TESSCO INCORPORATED FILED IN THE OFFICE OF THE COUNTY RECORDER OF WASHOE COUNTY, STATE OF NEVADA ON OCTOBER 10, 2006 AS FILE NO. 3695706, OFFICIAL RECORDS.

PARCEL 2: ALL THOSE CERTAIN EASEMENT RIGHTS AS SET FORTH AND DEFINED IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED APRIL 4, 1985 AS DOCUMENT NO. 989073, OFFICIAL RECORDS, WASHOE COUNTY, STATE OF NEVADA, AND ANY AMENDMENTS AND ANNEXATIONS THERETO.